UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2012, the Board of Directors (the “Board”) of InfuSystem Holdings, Inc. (the “Company”) approved the following amendments to the Company’s Amended and Restated Bylaws, which were last amended on January 20, 2009: (i) to provide that a special meeting of the Company’s stockholders may be called by stockholders holding at least 10%, rather than a majority, of the Company’s outstanding common stock; (ii) to move the window for notification of stockholder director nominees and proposals to 60 to 90 days, rather than 90 to 120 days, prior to the anniversary date of the prior year’s annual stockholder meeting; (iii) to permit action by the written consent of the stockholders holding a majority, rather than all, of the Company’s outstanding stock; and (iv) to provide for election of directors by majority vote, rather than a plurality vote, in an uncontested election. Described in more detail below, these amendments were effective immediately.

Special Stockholder Meetings

This amendment provides that a special meeting of the Company’s stockholders may be called by stockholders holding at least 10% of the Company’s outstanding common stock. Previously, stockholders holding a majority of the Company’s outstanding common stock were required to call a special meeting of stockholders. The following is the full text of the Bylaw provision summarized above that has been substantively changed by the amendment summarized above, along with the full text of the amended provision.

Bylaw Section 1.3 previously read as follows:

1.3 Special Meetings. Special meetings may be called at any time by the Board of Directors or stockholders owning not less than a majority of the outstanding stock entitled to vote at such meeting by delivering a written request to the Secretary of the Corporation, which request shall set forth the purpose or purposes for which the special meeting is called. Upon receipt of any such request, it shall be the duty of the Secretary to fix the date and time of the meeting, to be held not more than 75 days following receipt of the request, and to give notice thereof. If the Secretary shall neglect to refuse to fix the date and time of the meeting, the person or persons calling the meeting may do so.

Bylaw Section 1.3 has been amended to read as follows:

1.3 Special Meetings. Special meetings may be called at any time by the Board of Directors or stockholders owning not less than ten percent of the outstanding stock entitled to vote at such meeting by delivering a written request to the Secretary of the Corporation, which request shall set forth the purpose or purposes for which the special meeting is called. Upon receipt of any such request, it shall be the duty of the Secretary to fix the date and time of the meeting, to be held not more than 75 days following receipt of the request, and to give notice thereof. If the Secretary shall neglect to refuse to fix the date and time of the meeting, the person or persons calling the meeting may do so.

Advance Notice of Stockholder Proposals

This amendment moves to 60 days prior to the first anniversary of the previous year’s annual meeting the deadline by which stockholders must provide the Company with notice of director nominations or other business to be properly brought before an annual meeting. The amendment provides that notice to the Company of such nominations or other business must be made not earlier than 90 days, and not later than 60 days, prior to the first anniversary of the previous year’s annual meeting.

Previously, this window was 90 to 120 days prior to the first anniversary of the previous year’s annual meeting. The following is the full text of the Bylaw provision summarized above that has been substantively changed by the amendment summarized above, along with the full text of the amended provision.

Bylaw Section 1.11 previously read as follows:

1.11 Advance Notice Procedures. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 1.10 of this Article I, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s written notice must be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting and not later than the 90th day prior to such anniversary date; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as provided above. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (b) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. This Section 1.11 is expressly intended to be applicable to stockholder proposals that are not made pursuant to Rule 14a-8 under the Exchange Act and are not intended to be included in the Corporation’s proxy statement. Nothing in this Section 1.11 shall be deemed to alter any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to such Rule 14a-8.

Bylaw Section 1.11 has been amended to read as follows:

1.11 Advance Notice Procedures. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 1.10 of this Article I, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s written notice must be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 90th day prior to the first anniversary of the preceding year’s annual meeting and not later than the 60th day prior to such anniversary date; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as provided above. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (b) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. This Section 1.11 is expressly intended to be applicable to stockholder proposals that are not made pursuant to Rule 14a-8 under the Exchange Act and are not intended to be included in the Corporation’s proxy statement. Nothing in this Section 1.11 shall be deemed to alter any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to such Rule 14a-8.

Stockholder Written Consent

This amendment permits the Company’s stockholders to take any action that is required or that may be taken at an annual or special meeting to be taken by written consent provided by the holders of not less than a majority of the Company’s outstanding common stock. Previously, the Bylaws provided that such action by written consent of the stockholders needed to be unanimous. The following is the full text of the Bylaw provision summarized above that has been substantively changed by the amendment summarized above, along with the full text of the amended provision.

Bylaw Section 1.13(a) previously read as follows:

1.13 Action without a Meeting.

(a) Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all outstanding stock and shall be delivered to the Corporation by delivery to its principal place of business, or an officer or agent of the Corporation having custody of the minutes of proceedings of the stockholders of the Corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent, written consents signed by the remaining holders are delivered to the Corporation by delivery to its principal place of business, or an officer or agent of the Corporation having custody of the minutes of proceedings of the stockholders of the Corporation.

Bylaw Section 1.13(a) has been amended to read as follows:

1.13 Action without a Meeting.

(a) Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of not less than a majority of all outstanding stock and shall be delivered to the Corporation by delivery to its principal place of business, or an officer or agent of the Corporation having custody of the minutes of proceedings of the stockholders of the Corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent, written consents signed by the remaining holders are delivered to the Corporation by delivery to its principal place of business, or an officer or agent of the Corporation having custody of the minutes of proceedings of the stockholders of the Corporation.

Election of Directors

This amendment provides that in an uncontested director election (i.e., an election where the number of director nominees equals the number of directors to be elected) a majority of the votes cast by the Company’s stockholders is required to elect a director. Abstentions and “broker non-votes” (i.e., where a broker lacks the discretion to vote the shares of the client) will not be considered as votes cast for or against the nominee. In the event that a nominee fails to obtain the majority of the votes cast, he or she must tender his or her resignation to the Board. The Nominating and Governance Committee of the Board (the “Committee”) will consider and recommend whether or not the Board should accept such resignation, and the Board must act on the resignation and the Committee’s recommendation within 90 days of certification of the election results. No unsuccessful incumbent director will vote on the recommendation or the acceptance of his or her resignation. If any resignation is accepted, the Committee will recommend to the Board whether or not to fill such vacancy according to the Company’s Bylaws. If the director’s resignation is not accepted by the Board, he or she will continue to serve until his or her successor is duly elected, or his or her earlier effective resignation or removal.

In a contested election (i.e., an election where the number of director nominees exceeds the number of directors to be elected) the Company’s directors will continue to be elected by a plurality vote. The following is the full text of the Bylaw provision summarized above that has been substantively changed by the amendment summarized above, along with the full text of the amended provision.

Bylaw Section 1.7 previously read as follows:

1.7 Quorum; Vote Required for Action.

(a) The presence in person or by proxy of the holders of a majority of the shares entitled to vote at a meeting shall constitute a quorum. Notwithstanding the previous sentence, where a separate vote by class or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. The stockholders present at a duly organized meeting can continue to do business until adjourned, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. If a meeting cannot be organized because a quorum has not attended, those present in person or by proxy shall have the power, except as otherwise provided by the DGCL, to adjourn the meeting to such time and place as they may determine.

(b) Except as otherwise provided by the DGCL or the Certificate of Incorporation, at all meetings of the stockholders the voting shall be by ballot.

(c) Except as otherwise provided by the DGCL or by the Certificate of Incorporation, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors and, whenever any corporate action, other than the election of directors is to be taken, it shall be authorized by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote thereon.

(d) Shares of the capital stock of the Corporation belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

Bylaw Section 1.7 has been amended to read as follows:

1.7 Quorum; Vote Required for Action.

(a) The presence in person or by proxy of the holders of a majority of the shares entitled to vote at a meeting shall constitute a quorum. Notwithstanding the previous sentence, where a separate vote by class or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. The stockholders present at a duly organized meeting can continue to do business until adjourned, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. If a meeting cannot be organized because a quorum has not attended, those present in person or by proxy shall have the power, except as otherwise provided by the DGCL, to adjourn the meeting to such time and place as they may determine.

(b) Except as otherwise provided by the DGCL or the Certificate of Incorporation, at all meetings of the stockholders the voting shall be by ballot.

(c) Whenever any corporate action, other than the election of directors is to be taken, it shall be authorized by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote thereon.

(d) In the election of directors, when a quorum is present at any meeting, each director shall be elected by the vote of the holders of a majority of the votes cast with respect to the director at any meeting for the election of directors, provided that if, at the time of the meeting, the number of director nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 1.7(d), “votes cast” includes votes “for” that director’s election plus votes to withhold authority with respect to that director’s election and excludes abstentions and broker non-votes with respect to that director’s election.

(e) If an incumbent director is not elected due to a failure to receive a majority of the votes cast as described in Section 1.7(d) and his or her successor is not otherwise elected and qualified, the director shall offer to tender his or her resignation to the Board of Directors promptly following the certification of the election results. The Nominating and Governance Committee of the Board of Directors shall make a recommendation to the Board of Directors on whether to accept or reject the resignation or whether other action should be taken. The Nominating and Governance Committee may consider any factors or other information that it determines appropriate and relevant. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.

(f) The Nominating and Governance Committee and the Board of Directors shall take the actions required under this Section 1.7 without the participation of any unsuccessful incumbent director, except that if every member of the Nominating and Governance Committee is an unsuccessful incumbent director, then a majority of the Board of Directors shall appoint a committee comprised entirely of independent directors for the purpose of considering the tendered resignations and making a recommendation to the Board of Directors whether to accept or reject them. However, if the number of independent directors who are not unsuccessful incumbent directors are three or fewer, the entire Board of Directors may participate in the decisions under this Section 1.7 except that a director shall recuse himself or herself from deliberations and voting only with respect to his or her individual offer to resign.

(g) To the extent that any resignation is accepted, the Nominating and Governance Committee will recommend to the Board of Directors whether to fill such vacancy according to these Bylaws. If the director’s resignation is not accepted by the Board, such director will continue to serve until his or her successor is duly elected, or his or her earlier effective resignation or removal.

(h) Shares of the capital stock of the Corporation belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

The full text of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1, and is incorporated herein by reference in response to this Item 5.03. On May 30, 2012, the Company issued a press release announcing the foregoing Bylaw amendments. A copy of this press release is filed as Exhibit 99.1 to this Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 25, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 21,330,235 shares of the Company’s common stock outstanding and entitled to vote as of the April 30, 2012 record date, 15,055,467 shares were present at the Annual Meeting in person or by proxy. The following matters were voted on at the Annual Meeting:

1. The stockholders elected all of the Company’s nominees for election to the Company’s Board of Directors. The results of the vote taken were as follows:

Director Name	For	Withheld
John Climaco	10,316,352	6,712
David Dreyer	10,196,352	126,712
Charles Gillman	10,316,352	6,712
Ryan Morris	10,316,352	6,712
Dilip Singh	10,316,352	6,712
Joseph Whitters	10,316,352	6,712
Wayne Yetter	10,196,352	126,712

2. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The results of the vote taken were as follows:

For:	15,055,457

Against:	10

On May 30, 2012, the Company issued a press release announcing the election of the directors. A copy of this press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Bylaws of InfuSystem Holdings, Inc.

99.1	Press Release of InfuSystem Holdings, Inc. dated May 30, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Jonathan P. Foster
Name: Jonathan P. Foster
Title: Chief Financial Officer

Dated: May 31, 2012

Index to Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of InfuSystem Holdings, Inc.

99.1	Press Release of InfuSystem Holdings, Inc. dated May 30, 2012.